Exhibit 99.1

Burlington Stores, Inc. Names Shira Goodman to Board of Directors

BURLINGTON, New Jersey — November 26, 2024 — Burlington Stores, Inc. (NYSE: BURL), a nationally recognized off-price retailer of high-quality, branded apparel, footwear, accessories, and merchandise for the home at everyday low prices, announced today that Shira Goodman, former Chief Executive Officer of Staples, Inc., is joining its Board of Directors and its Audit Committee effective January 1, 2025.

John Mahoney, Chairman of the Board, stated, “We are very pleased to welcome Shira to our Board as a highly accomplished business leader with considerable public company board experience. I believe that she will enhance the depth and strength of our Board as it continues to oversee the Company’s continued strategic growth.” Michael O’Sullivan, Chief Executive Officer, stated, “We are very excited to have Shira as a Board member. She has almost three decades of experience in the retail industry, and her perspectives and expertise will benefit us as we continue to execute on the Burlington 2.0 strategy and aim to drive sales and earnings growth in the years ahead.”

Ms. Goodman added, “I am excited to join Burlington’s Board and work with the leadership team. I believe the Company is well positioned for continued growth and I am eager to contribute to the Company's continued success.”

About Shira Goodman

Ms. Goodman has served as an Advisory Director to Charlesbank Capital Partners, a private equity firm, since January 2019. She previously served as the Chief Executive Officer of Staples, Inc. from September 2016 to January 2018. Ms. Goodman served in roles with increasing responsibility at Staples since joining the company in 1992, including President and Interim Chief Executive Officer from June 2016 to September 2016, President, North American Operations from January 2016 to June 2016, and President, North American Commercial from February 2014 to June 2016. Prior to that, she served as Executive Vice President of Global Growth from February 2012 to February 2014, Executive Vice President of Human Resources from March 2009 to February 2012, Executive Vice President of Marketing from May 2001 to March 2009, and in various other management positions. Prior to Staples, Ms. Goodman worked at Bain & Company from 1986 to 1992, in project design, client relationships and case team management. She currently serves on the board of directors of CarMax, Inc. and CBRE Group, Inc., and previously served on the board of directors of Henry Schein, Inc., Staples, Inc. and The Stride Rite Corporation.

About Burlington Stores, Inc.

Burlington Stores, Inc., headquartered in New Jersey, is a nationally recognized off-price retailer with Fiscal 2023 net sales of $9.7 billion. The Company is a Fortune 500 company and its common stock is traded on the New York Stock Exchange under the ticker symbol “BURL.” The Company operated 1,103 stores as of the end of the third quarter of Fiscal 2024, in 46 states, Washington D.C. and Puerto Rico, principally under the name Burlington Stores. The Company’s stores offer an extensive selection of in-season, fashion-focused merchandise at up to 60% off other retailers' prices, including women’s ready-to-wear apparel, menswear, youth apparel, baby, beauty, footwear, accessories, home, toys, gifts and coats.

For more information about the Company, visit www.burlington.com.

Investor Relations Contacts:

David J. Glick

Daniel Delrosario

855-973-8445

Info@BurlingtonInvestors.com

Allison Malkin

ICR, Inc.

203-682-8225

Safe Harbor for Forward-Looking and Cautionary Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. We do not undertake to publicly update or revise our forward-looking statements, except as required by law, even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual events or results to differ materially from those we expected, including general economic conditions, such as inflation, and the domestic and international political situation and the related impact on consumer confidence and spending; competitive factors, including the scale and potential consolidation of some of our competitors, rise of e-commerce spending, pricing and promotional activities of major competitors, and an increase in competition within the markets in which we compete; seasonal fluctuations in our net sales, operating income and inventory levels; the reduction in traffic to, or the closing of, the other destination retailers in the shopping areas where our stores are located; our ability to identify changing consumer preferences and demand; our ability to meet our environmental, social or governance (“ESG”) goals or otherwise expectations of our stakeholders with respect to ESG matters; extreme and/or unseasonable weather conditions caused by climate change or otherwise adversely impacting demand; effects of public health crises, epidemics or pandemics; our ability to sustain our growth plans or successfully implement our long-range strategic plans; our ability to execute our opportunistic buying and inventory management process; our ability to optimize our existing stores or maintain favorable lease terms; the availability, selection and purchasing of attractive brand name merchandise on favorable terms; our ability to attract, train and retain quality employees and temporary personnel in sufficient numbers; labor costs and our ability to manage a large workforce; the solvency of parties with whom we do business and their willingness to perform their obligations to us; import risks, including tax and trade policies, tariffs and government regulations; disruption in our distribution network; our ability to protect our protect our information systems against service interruption, misappropriation of data, breaches of security, or other cyber-related attacks; risks related to the methods of payment we accept; the success of our advertising and marketing programs in generating sufficient levels of customer traffic and awareness; damage to our corporate reputation or brand; impact of potential loss of executives or other key personnel; our ability to comply with existing and changing laws, rules, regulations and local codes; lack of or insufficient insurance coverage; issues with merchandise safety and shrinkage; our ability to comply with increasingly rigorous privacy and data security regulations; impact of legal and regulatory proceedings relating to us; use of social media by us or by third parties our direction in violation of applicable laws and regulations; our ability to generate sufficient cash to fund our operations and service our debt obligations; our ability to comply with covenants in our debt agreements; the consequences of the possible conversion of our convertible notes; our reliance on dividends, distributions and other payments, advance and transfers of funds from our subsidiaries to meet our obligations; the volatility of our stock price; the impact of the anti-takeover provisions in our governing documents; impact of potential shareholder activism; and each of the factors that may be described from time to time in our filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors” in our most recent Annual Report on Form 10-K. For each of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.